UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

Filed by the Registrant [X]    Filed by a Party other than the Registrant [  ]
Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to §240.14a-12

AMERICAN BANCORP OF NEW JERSEY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
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5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:
2)	Form, Schedule or Registration Statement No.:
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4)	Date Filed:
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[LETTERHEAD OF AMERICAN BANCORP OF NEW JERSEY, INC.]

April 18, 2006

Dear Fellow Shareholder:

              On behalf of the Board of Directors and management of American Bancorp of New Jersey, Inc., we cordially invite you to attend the 2006 Annual Meeting of Shareholders. The meeting will be held at 9:00 a.m. local time, on May 23, 2006, at The Wilshire Grand Hotel, 350 Pleasant Valley Way, West Orange, New Jersey.

              The matters expected to be acted upon at the meeting are described in the attached proxy statement. In addition, we will report on our progress during the past year and entertain your questions and comments.

              We encourage you to attend the meeting in person. Whether or not you plan to attend please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postage paid return envelope provided as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

              Your Board of Directors and management are committed to the continued success of American Bancorp of New Jersey, Inc. and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.

Sincerely,
/s/ Fred G. Kowal Fred G. Kowal President and Chief Operating Officer

Enclosures

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AMERICAN BANCORP OF NEW JERSEY, INC.
365 BROAD STREET
BLOOMFIELD, NEW JERSEY 07003
(973) 748-3600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 23, 2006

              Notice is hereby given that the annual meeting of shareholders of American Bancorp of New Jersey, Inc. will be held at The Wilshire Grand Hotel, 350 Pleasant Valley Way, West Orange, New Jersey, on Tuesday, May 23, 2006, at 9:00 a.m. local time.

              A proxy card and a proxy statement for the annual meeting are enclosed.

              The annual meeting is for the purpose of considering and voting on the following proposals:

Proposal 1.	Election of two directors of American Bancorp of New Jersey, Inc. for four-year terms;

Proposal 2.	Approval of the American Bancorp of New Jersey, Inc. 2006 Equity Incentive Plan; and

Proposal 3.	Ratification of the appointment of Crowe Chizek and Company LLC, as American Bancorp of New Jersey Inc.'s independent auditors for the fiscal year ending September 30, 2006.

Shareholders also will transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

              The Board of Directors has fixed the close of business on March 29, 2006, as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Richard M. Bzdek Richard M. Bzdek Secretary

Bloomfield, New Jersey
April 18, 2006

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

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AMERICAN BANCORP OF NEW JERSEY, INC.
365 BROAD STREET
BLOOMFIELD, NEW JERSEY 07003
(973) 748-3600

____________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF SHAREHOLDERS
To be held on May 23, 2006
____________________

              American Bancorp of New Jersey, Inc.'s Board of Directors is using this proxy statement to solicit proxies from the holders of American Bancorp of New Jersey, Inc. common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about April 18, 2006. Certain of the information provided herein relates to American Bank of New Jersey, a wholly owned subsidiary of American Bancorp of New Jersey, Inc. American Bank of New Jersey also may be referred to from time to time as the "Bank." References to "American Bancorp of New Jersey, Inc.," "Company," "we," "us" and "our" refer to American Bancorp of New Jersey, Inc. and, prior to October 2005, ASB Holding Company, and, as the context requires, American Bank of New Jersey. American Bancorp of New Jersey, Inc. replaced ASB Holding Company, the former mid-tier stock holding company of the Bank, in a second step conversion completed in October 2005.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting.

              Our annual meeting will be held as follows:

Date:	Tuesday, May 23, 2006
Time:	9:00 a.m., local time
Place:	The Wilshire Grand Hotel 350 Pleasant Valley Way Bloomfield, New Jersey 07003

Matters to be Considered at the Annual Meeting.

              At the meeting, shareholders of American Bancorp of New Jersey, Inc. are being asked to consider and vote upon the following proposals:

Proposal 1.	Election of two directors of American Bancorp of New Jersey, Inc. for four-year terms;

Proposal 2.	Approval of the American Bancorp of New Jersey, Inc. 2006 Equity Incentive Plan; and

Proposal 3.	Ratification of the appointment of Crowe Chizek and Company LLC, as American Bancorp of New Jersey, Inc.'s independent auditors for the fiscal year ending September 30, 2006.

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The shareholders will also transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

              We have fixed the close of business on March 29, 2006, as the record date for shareholders entitled to notice of and to vote at the American Bancorp of New Jersey, Inc. annual meeting. Only holders of record of American Bancorp of New Jersey, Inc. common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of American Bancorp of New Jersey, Inc. common stock you own. On March 29, 2006, 14,169,469 shares of American Bancorp of New Jersey, Inc. common stock were outstanding and entitled to vote at the annual meeting.

What if My Shares are Held in "Street Name" by a Broker?

              If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes." The proposals to elect directors and ratify auditors described in this proxy statement are considered "discretionary" items and the proposal to approve the 2006 Equity Incentive Plan is a "non-discretionary"item.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan be Voted?

              We maintain an employee stock ownership plan ("ESOP") that owns 8.0% of American Bancorp of New Jersey, Inc. common stock. Employees of American Bancorp of New Jersey, Inc. and its subsidiaries, including American Bank of New Jersey, participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of American Bancorp of New Jersey, Inc. common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions. Shares of American Bancorp of New Jersey, Inc. common stock held in the ESOP but not allocated to any participant's account, and allocated shares for which no voting instructions are received from participants, will be voted by the trustee as directed by the administrator of the ESOP.

How Many Shares Must Be Present to Hold the Meeting?

              A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of American Bancorp of New Jersey, Inc. common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What If a Quorum Is Not Present at the Meeting?

              If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held after June 22, 2006. An adjournment will have no effect on the business that may be conducted at the meeting.

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Vote Required to Approve Proposal 1: Election of Directors.

              Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of American Bancorp of New Jersey, Inc. common stock. Pursuant to our Certificate of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes for a particular nominee will have the same effect as a vote against the nominee. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of its director nominees.

Vote Required to Approve Proposal 2: Approval of the American Bancorp of New Jersey, Inc. 2006 Equity Incentive Plan.

              Approval of the American Bancorp of New Jersey, Inc. 2006 Equity Incentive Plan requires the affirmative vote of a majority of the shares eligible to be cast, in person or by proxy, on the matter at the annual meeting of shareholders. Abstentions and broker non-votes on the proposal to approve the American Bancorp of New Jersey, Inc. 2006 Equity Incentive Plan will have the same effect as a vote against the proposal. Our Board of Directors unanimously recommends that you vote "FOR" the approval of the American Bancorp of New Jersey, Inc. 2006 Equity and Incentive Plan.

Vote Required to Approve Proposal 3: Ratification of the Appointment of Our Independent Auditors.

              Ratification of the appointment of Crowe Chizek and Company LLC, as our independent auditors for the fiscal year ending September 30, 2006, requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of American Bancorp of New Jersey, Inc. common stock. Abstentions and broker non-votes on the proposal to ratify the appointment of Crowe Chizek and Company LLC as our independent auditors, will have the same effect as a vote against the proposal. Our Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify Crowe Chizek and Company LLC as our independent auditors for the fiscal year ending September 30, 2006.

How Do I Vote at the Annual Meeting?

              Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of American Bancorp of New Jersey, Inc. common stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting.

              Voting instructions are included on your proxy card. Shares of American Bancorp of New Jersey, Inc. common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder's instructions. Where properly executed proxies are returned to American Bancorp of New Jersey, Inc. with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees, "FOR" the approval of the American Bancorp of New Jersey, Inc. 2006 Equity Incentive Plan and "FOR" ratification of the appointment of Crowe Chizek and Company LLC, as our independent auditors, for the fiscal year ending December 31, 2006. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. No other matters are currently expected by the Board of Directors to be properly presented at the Annual Meeting.

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              You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

May I Revoke My Proxy?

             You may revoke your proxy before it is voted by:

    submitting a new proxy with a later date;

    notifying the Corporate Secretary of American Bancorp of New Jersey, Inc. in writing before the annual meeting that you have revoked your proxy; or

    voting in person at the annual meeting.

               If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

Proxy Solicitation Costs.

              We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

              American Bancorp of New Jersey, Inc. has retained Regan & Associates, Inc. as its proxy solicitor in connection with the annual meeting. The anticipated cost of this engagement is approximately $7,500.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK

Beneficial Ownership of 5% or More Shareholders and Management

              The following table sets forth, as of the March 29, 2006 voting record date, information regarding share ownership of:

    those persons or entities (or groups of affiliated persons or entities) known by management to beneficially own more than five percent of American Bancorp of New Jersey, Inc. common stock other than directors and executive officers;

    each director and director nominee of American Bancorp of New Jersey, Inc.;

    each executive officer of American Bancorp of New Jersey, Inc. named in the Summary Compensation Table appearing under "Executive Compensation" below; and

    all current directors and executive officers of American Bancorp of New Jersey, Inc. as a group.

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              The address of each of the beneficial owners, except where otherwise indicated, is the same address as American Bancorp of New Jersey, Inc. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after March 29, 2006, are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial Owners	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding

Beneficial Owners of More Than 5% Other Than Directors and Named Executive Officers

American Bank of New Jersey Bank Employee Stock Ownership Plan Trust (the "ESOP")(2)	1,133,571	8.00%

Wellington Management Company, LLP 75 State Street Boston, MA 02109	829,200(3)	5.85%

Directors and Named Executive Officers
Robert A. Gaccione	61,248	0.43%
Joseph Kliminski	206,921	1.46%
Fred G. Kowal	36,630	0.26%
H. Joseph North	16,585	0.12%
Stanley Obal	38,493	0.27%
W. George Parker	210,478	1.48%
Vincent S. Rospond	157,064	1.11%
James W. Ward, III	211,416	1.49%
Richard M. Bzdek	137,849	0.97%
Eric B. Heyer	61,084	0.43%
Catherine M. Bringuier	50,036	0.35%
All directors and executive officers as a group (11 persons)(4)(5)	1,187,805	8.31%

_________________

(1)	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.
(2)	These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid. As of March 29, 2006, 81,933 shares have been allocated to ESOP participants. The Board of Directors appointed all non-employee directors to serve as ESOP Trustees and as members of the ESOP Plan Committee. The ESOP Plan Committee directs the vote of all unallocated shares ands shares allocated to participants for which timely voting directions are not received.
(3)	As reported by Wellington Management Company, LLP ("WMC") on a Schedule 13G filed on February 14, 2006 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. WMC reported shared voting power as to 708,700 shares and shared dispositive power as to all of the 829,200 shares covered by the report.
(4)	Includes shares of common stock held directly as well as by spouses or minor children, in trust and other indirect.
(5)	Includes an aggregate of 127,053 shares underlying options exercisable or becoming exercisable, and 2,496 shares of restricted stock that were vesting, within 60 days after March 29, 2006. As of March 29, 2006, each non-employee director had 7,984 options exercisable or becoming exercisable and 416 shares of restricted stock vesting within 60 days after March 29, 2006. As of March 29, 2006, Officers Kliminski, Bzdek, Heyer and Bringuier had 32,979, 16,316, 14,927 and 14,927 options, respectively, exercisable or becoming exercisable within 60 days of March 29, 2006.

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Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Securities Exchange Act of 1934 requires American Bancorp of New Jersey, Inc.'s directors and executive officers, and persons who own more than 10% of American Bancorp of New Jersey, Inc.'s common stock to report their initial ownership of American Bancorp of New Jersey, Inc.'s common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and American Bancorp of New Jersey, Inc. is required to disclose in this proxy statement any late filings or failures to file.

              American Bancorp of New Jersey, Inc. believes, based solely on a review of the copies of reports furnished to us and written representations relative to the filing of certain forms, that no late reports occurred during the fiscal year ended September 30, 2005. All Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

PROPOSAL 1

ELECTION OF DIRECTORS

              Our Board of Directors consists of eight members. Approximately one-fourth of the directors are elected annually to serve for a four-year period or until their respective successors are elected and qualified.

              The table below sets forth information regarding each director of American Bancorp of New Jersey, Inc. and each nominee for director, including his or her age, position on the board and term of office. The Board of Directors selects nominees for election as directors. Each of our nominees currently serves as American Bancorp of New Jersey, Inc. directors. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

Name	Age(1)	Position(s) held with American Bancorp of New Jersey, Inc.	Director Since	Term to Expire

		Director Nominees
H. Joseph North	74	Director	1991	2006
W. George Parker	80	Director	1967	2006

		Directors Continuing in Office
Robert A. Gaccione	64	Director	2003	2007
James H. Ward, III	57	Vice Chairman of the Board	1991	2007
Fred G. Kowal	53	President, Chief Operating Officer and Director	2005	2008
Vincent S. Rospond	73	Director	1981	2008
Joseph Kliminski	62	Chief Executive Officer and Director	1986	2008
Stanley Obal	83	Director	1981	2009

________________

(1) At March 29, 2006.

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               Set forth below is the principal occupation of each of the nominees for director and each director continuing in office of American Bancorp of New Jersey, Inc. All nominees and directors have held their present positions for at least five years unless otherwise indicated.

              H. Joseph North has been a member of the Board since 1991. Mr. North retired in 1987 as Town Administrator of Bloomfield, New Jersey after 20 years of service as the municipality's Chief Administrative Officer. Mr. North began his service to the Town of Bloomfield in 1958 as Town Clerk where his duties included that of Corporation Secretary to the Municipality and Executive Secretary to the Planning Board and Zoning Board of Adjustment. Mr. North is a past president and a lifetime member of the New Jersey Municipal Management Association and is a former member of the International City Management Association. Mr. North is also a former president of the Bloomfield Lions Club, Bloomfield Fifth Quarter Club and Bloomfield Tennis Federation and a former member of the Board of Trustees of Bloomfield College.

              W. George Parker has been a member of the Board since 1967 and Chairman since 1990. Mr. Parker is the owner, president and chief executive officer of Adco Chemical Company, located in Newark, New Jersey.

              Robert A. Gaccione has been a member of the Board since 2003. He has been a senior partner of the law firm of Gaccione, Pomaco & Malanga, P.C. in Belleville, New Jersey for thirty years. He is a former Federal Bureau of Investigation agent. Mr. Gaccione also serves as an Essex County Tax Board Commissioner. He served as a director of Franklin Community Bank, a commercial bank located in Nutley, New Jersey for three years. Mr. Gaccione is a member and the past president of the Belleville Rotary Club, is the president of the Clara Maass Foundation and is a member of the Belleville Foundation.

              James H. Ward, III has been a member of the Board since 1991 and Vice Chairman since 2003. From 1998 to 2000, he was the majority stockholder and Chief Operating Officer of Rylyn Group, which operated a restaurant in Indianapolis, Indiana. Prior to that, he was the majority stockholder and Chief Operating Officer of Ward and Company, an insurance agency in Springfield, New Jersey, where he was employed from 1968 to 1998. He is now a retired investor.

              Fred G. Kowal serves as President and Chief Operating Officer and has been a member of the Board since 2005. He joined the Bank in March 2005. Mr. Kowal was previously Chairman and Chief Executive Officer of Warwick Community Bancorp, Inc. until its merger into Provident Bancorp, Inc. in October 2004. He joined Warwick Community Bancorp, Inc. in 1999 and also served as Chairman of the Board of Directors of The Warwick Savings Bank and as Chairman of the Board, President and Chief Executive Officer of The Towne Center Bank, a de novo commercial bank formed by Warwick Community Bancorp, Inc. in 1999. Prior to joining Warwick, he served as Senior Vice President of First Union National Bank, where he worked for 16 years, and as Senior Vice President of PNC Bank.

              Vincent S. Rospond has been a member of the Board since 1981. He is an attorney and the majority stockholder of the law firm of Rospond, Rospond & Conte, P.A. in Bloomfield, New Jersey. Rospond, Rospond & Conte serves as general counsel to the Bank. Mr. Rospond is the president and a trustee of United Way of Bloomfield, is a member and the former legal counsel of Bloomfield Chamber of Commerce, and is a member and the treasurer of North Jersey Manufacturer's & Businessmen Association. He is also a member of the Cornell Club of New Jersey, the Essex County Bar Association, the Newark Art Museum, the Bloomfield Music Federation and the New Jersey Bar Association.

              Joseph Kliminski serves as Chief Executive Officer and has been a member of the Board since 1986. He has been employed by the Bank since 1967 and became President and Chief Executive Officer in 1987.

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In 2005, Mr. Fred Kowal replaced Mr. Kliminski as President. Mr. Kliminski is a member and past president of the Bloomfield Lions Club, is president of the Advisory Board to the Bloomfield Town Council, chairman of the Bloomfield Education Foundation, and former chairman of the Deborah Hospital Children of the World Golf Tournament. Mr. Kliminski also serves on the Executive Committee of the Bloomfield Center Alliance, and is a member and former president of the Board of Trustees of the Bloomfield Public Library. He is also a former member of the Board of Governors of the New Jersey League of Community Bankers and past president of the Essex County Savings League.

              Stanley Obal has been a member of the Board since 1981. Mr. Obal retired in 1982 and was the owner of Obal's Inn, a tavern and restaurant in Bloomfield, New Jersey.

BOARD OF DIRECTORS MEETINGS, BOARD COMMITTEES
AND CORPORATE GOVERNANCE MATTERS

Meetings

              The Board of Directors of American Bancorp of New Jersey, Inc. generally meets on a monthly basis, holding additional special meetings as needed. During fiscal 2005, the Board of Directors of American Bancorp of New Jersey, Inc. held 20 meetings. Meetings of the Board of Directors of American Bank of New Jersey are generally held on a semi-monthly basis. No director of American Bancorp of New Jersey, Inc. attended fewer than 75% of the Board meetings and meetings of the committees on which they served during the period they were directors.

Director Independence

              Directors Gaccione, North, Obal, Parker, Rospond and Ward qualify as "independent" in accordance with the published listing requirements of the NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. As further required by the NASDAQ rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and its management.

Committees and Charters

              The Board of Directors of American Bancorp of New Jersey, Inc. has standing Audit, Compensation and Nominating Committees.

              Audit Committee. The Audit Committee is comprised of Directors Parker, North and Ward, each of whom is "independent" as that term is defined for audit committee members in the NASD Marketplace Rules. Each member of the Audit Committee is qualified under the rules of the NASDAQ Stock Market to serve as a member of the Audit Committee; however, none qualifies as an audit committee financial expert within the meaning of the regulations of the SEC. The Audit Committee is scheduled to meet at least quarterly and on an as-needed basis. In fiscal 2005, this committee met six times.

              The Audit Committee operates under a formal written charter adopted by the Board, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee assists our Board in its oversight responsibility relating to the integrity of our financial statements and the financial reporting process, the systems of internal accounting and financial controls and compliance with legal and regulatory requirements. The Audit Committee, among other things:

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    oversees the entire audit function for the Company, both internal and independent;

    hires, terminates and/or reappoints our independent auditors;

    ensures the existence of effective accounting and internal control systems;

    approves non-audit and audit services to be performed by the independent auditors;

    reviews and approves all related party transactions for potential conflict of interest situations; and

    reviews and assesses the adequacy of the Audit Committee charter on an annual basis.

               The report of the Audit Committee is set forth below under "Audit Committee Report."

              Compensation Committee. The Compensation Committee currently consists of Directors Gaccione, North, Obal, Parker, Rospond and Ward. The Compensation Committee met once during fiscal year 2005. The Compensation Committee is responsible for:

    determining compensation to be paid to our executive officers and directors;

    overseeing the administration of our employee benefit plans covering employees generally; and

    reviewing our compensation policies and plans.

              The report of the Compensation Committee is set forth below under "Compensation Committee Report on Executive Compensation."

              Nominating Committee. The Nominating Committee is comprised of Directors Gaccione, Obal and Ward, each of whom is an independent director. This Committee met two times during fiscal 2005. The Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee. The nominees for election at the annual meeting were recommended to the Board by the Nominating Committee.

              The Nominating Committee operates under a formal written charter adopted by the Board, a copy of which is attached to this Proxy Statement as Appendix B, under which the Nominating Committee has the following responsibilities:

(i)	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

(ii)	recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in our certificate of incorporation and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing,

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finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

(iii)	review nominations submitted by shareholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of our certificate of incorporation and bylaws. Nominations from shareholders will be considered and evaluated using the same criteria as all other nominations;

(iv)	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

(v)	perform any other duties or responsibilities expressly delegated to the Committee by the Board.

              Nominations must be made pursuant to timely notice in writing to the Corporate Secretary as set forth in Article II, Section 15 of our bylaws. Shareholders may recommend candidates for consideration by the Nominating Committee by following the procedures set forth in Article II, Section 15. As noted above, shareholder recommended candidates will be considered and evaluated using the same criteria set forth above.

              Nominations from stockholders must be received by the Company in writing by at least 60 days prior to the anniversary date of the previous year's annual meeting. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recommended for consideration as nominees of the Board should meet the director qualification requirements set forth in Article III, Sections 15, 16, 17, 18 and 19 of the Company's Bylaws, which require that (i) directors may not serve as a management official of another depository institution or depository holding company as those terms are defined by the regulations of the Office of Thrift Supervision or serve as an officer, director, advisor or consultant, or in any similar capacity for any other financial institution (including but not limited to a savings and loan association, bank, credit union, mortgage company or insurance company) that maintains an office in New Jersey; (ii) directors must be persons of good character and integrity and (iii) persons must reside with a 100 mile radius of a branch office of the Bank and own at least 2,500 shares of Company common stock.

              The good character and integrity requirement is embodied in Article III, Section 18, which states that a person is not eligible to serve as director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense, involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year; (2) is a person against whom a federal or state bank regulatory agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal; or (3) has been found either by any federal or state regulatory agency whose decision is final and not subject to appeal, or by a court to have (a) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency or (b) breached a fiduciary duty involving personal profit.

              In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in Article II, Section 15 of our bylaws. This information includes the following:

(a)	as to each person whom the shareholder proposes to nominate for election or re-election as a director and as to the shareholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are beneficially owned

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by such person on the date of such shareholder notice, and (iv) all information that is required to be disclosed in the solicitation of proxies for election as directors or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934, including the proposed nominee's written consent to serve as a director, if elected; and

(b)	as to any other shareholders known by the nominating shareholder to be supporting such nominees (i) such shareholder's name and address, as they appear on the Company's books, and to the extent (ii) the class and number of shares of Company stock which are beneficially owned by such shareholder on the date of such shareholder notice.

              The foregoing description is a summary of our nominating process. Any shareholder wishing to nominate a candidate or recommend a nominee to our Nominating Committee for its consideration should review and must comply in full with the procedures set forth in our certificate of incorporation and bylaws, and New Jersey law.

Stockholder Communications with Directors

              Stockholders may communicate with the Board of Directors by writing to: James H. Ward, III, Independent Director, 365 Broad Street, Bloomfield, New Jersey 07003.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

              The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent American Bancorp of New Jersey, Inc. specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

              The Audit Committee of American Bancorp of New Jersey, Inc. operates under a written charter adopted by the full Board of Directors. In fulfilling its oversight responsibility of reviewing the services performed by American Bancorp of New Jersey, Inc.'s independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with American Bancorp of New Jersey, Inc.'s independent auditors the overall scope and plans for the audit. The Audit Committee met with the independent auditors to discuss the results of its audit, the evaluation of American Bancorp of New Jersey, Inc.'s internal controls, and the overall quality of American Bancorp of New Jersey, Inc.'s financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under the caption "Relationship with Independent Auditors " below.

              American Bancorp of New Jersey, Inc.'s Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

    The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2005 audited financial statements;

    The Audit Committee has discussed with the Company's independent auditors (Crowe Chizek and Company LLC) the matters required to be discussed by Statement on Auditing Standards No. 61 and requirements of the Securities and Exchange Commission;

    The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

    Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2005 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2005.

W. George Parker
H. Joseph North
James H. Ward, III

RELATIONSHIP WITH INDEPENDENT AUDITORS

              Effective July 30, 2002, the Securities and Exchange Act of 1934 was amended by the Sarbanes-Oxley Act of 2002 to require all auditing services and non-audit services provided by an issuer's independent auditor to be approved by the issuer's audit committee prior to such services being rendered or to be approved pursuant to pre-approval policies and procedures established by the issuer's audit committee.

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The Company's Audit Committee has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services.

              All of the services listed below for 2005 and 2004 were approved by the Audit Committee prior to the service being rendered. There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

(a)	Audit Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of the Company's annual consolidated financial statements and review of the quarterly consolidated financial statements for the fiscal years ended September 30, 2005 and 2004 were $71,500 and $64,000, respectively.

(b)	Audit Related Fees. The aggregate fees billed by Crowe Chizek for assurance and related services related to the Company's Annual Report on Form 10-K for the years ended September 30, 2005 and 2004 were $8,000 and $7,500, respectively.

(c)	Tax Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for tax preparation services for the years ended September 30, 2005 and 2004 were $10,250 and $9,000, respectively. Additional tax-related services billed by Crowe Chizek for the years ended September 30, 2005 and 2004 were $2,175 and $0, respectively. Such additional tax-related services consisted of billings for tax consultation services relating to the Company's change in tax year and related communications to tax authorities.

(d)	All Other Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" totaled $102,195 for the year ended September 30, 2005 and consisted of expenses related to the second-step conversion and stock offering completed in October 2005 and $13,625 for the year ended Septem ted in October 2003.

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DIRECTOR COMPENSATION

              Director Fees. Directors are currently paid a fee of $500 per meeting for each regular and special meeting attended. Directors also receive an annual retainer of $2,500. No fees are paid for committee meetings other than audit committee meetings, for which directors receive a fee of $750 per meeting.

              Each director is also a director of American Bank of New Jersey and is paid $1,000 per meeting for each regular and special meeting of the Bank's Board attended. Bank directors also receive an annual retainer of $8,000.

              Directors who also serve as employees do not receive compensation as directors.

              Directors Consultation and Retirement Plan. The Directors Consultation and Retirement Plan provides retirement benefits to directors on their retirement date. "Retirement date" means the date of termination of service as a director following a participant's completion of not less than twelve years of service as a director, or not less than six years of service following a change in control; provided however, the retirement date with regard to directors serving as of August 27, 1996 who have completed not less than five years of service as of August 27, 1996 shall be the date of termination of service as a director without regard to whether the twelve years of service requirement has been fulfilled. Upon death or disability, a director shall be deemed to have terminated service as of that date.

              If a director agrees to become a consulting director to our board upon retirement, he will receive a monthly payment for life but in no event for less than 144 months, equal to 0.0833 times the highest aggregate annual fees paid (including retainer fees and regular board meeting fees) during the most recently completed three calendar year periods ending on or before the retirement date. In the event of a change in control, all directors will be presumed to have reached the retirement date and each director will receive a lump sum payment equal to the present value of future benefits payable.

              Restricted Stock Awards. During the year ended September 30, 2005, each non-employee director was awarded 12,498 shares of restricted stock under the 2005 Restricted Stock Plan. Restricted stock awards are earned at the rate of 20% one year after the date of grant and 20% annually thereafter during periods of service as an employee, director or director emeritus. All awards become immediately 100% vested upon death or disability or termination of service following a change in control. The number of restricted shares awarded has been adjusted for the exchange ratio in connection with the second-step conversion completed in October 2005.

              Stock Option Awards. During the year ended September 30, 2005, each non-employee director was awarded 39,923 options to purchase shares of common stock under the 2005 Stock Option Plan, at an exercise price equal to the fair market value of the common stock on the date of grant. These options are first exercisable at a rate of 20% one year after the date of grant and 20% annually thereafter during continued service as an employee, director or director emeritus. Upon disability, death, or a change in control, these awards become 100% exercisable. The number of options and the exercise price have been adjusted in accordance with the exchange ratio in connection with the second-step conversion completed in October 2005.

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EXECUTIVE COMPENSATION

Summary Compensation Table

              The following table sets forth the compensation awarded to or earned by the chief executive officer and certain other executive officers for the three fiscal years ended September 30, 2005. Mr. Kowal started his employment in March 2005.

		Annual Compensation(1)		Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Restricted Stock Awards($)(2)	Securities Underlying Options/ SARs (#)	All Other Compensation

Joseph Kliminski Chief Executive Officer	2005	$256,730	$70,038	$338,031	164,899	$231,973(3)
	2004	250,000	---	---	---	188,101
	2003	242,255	73,288	---	---	212,140

Fred G. Kowal(4) Officer	2005	$125,481	$ ---	$ ---	---	$ ---

Richard M. Bzdek Executive Vice President and Secretary	2005	$168,566	$38,080	$169,016	81,582	$63,194(5)
	2004	164,147	---	---	---	44,290
	2003	162,244	30,492	---	---	46,498

Eric B. Heyer Senior Vice President, Treasurer and Chief Financial Officer	2005	$148,904	$32,318	$154,940	74,639	$46,747(6)
	2004	145,000	---	---	---	32,617
	2003	139,615	50,322	---	---	31,019

Catherine M. Bringuier Senior Vice President and Chief Lending Officer	2005	$138,840	$28,716	$154,940	74,639	$45,143(7)
	2004	133,800	25,000	---	---	30,329
	2003	123,269	45,478	---	---	20,910

_______________

(1)	All compensation set forth in the table, other than awards under the 2005 Stock Option Plan, was paid by the Bank.

(2)	Under the 2005 Restricted Stock Plan, shares of restricted stock were awarded during 2005 as follows: 49,990 shares to Mr. Kliminski, 24,995 shares to Mr. Bzdek, 22,913 shares to Mr. Heyer and 22,913 shares to Ms. Bringuier. As of September 30, 2005, no shares had vested and the value of the restricted shares held by each officer was as follows: Mr. Kliminski $548,100, Mr. Bzdek $274,050, Mr. Heyer $251,227 and Ms. Bringuier $251,227.

(3)	For 2005, consists of (i) an accrual of $187,878 under Mr. Kliminski's executive salary continuation agreement, (ii) an employer matching contribution to the 401(k) Plan for Mr. Kliminski of $6,259, (iii) an employer contribution to the Profit Sharing Plan for Mr. Kliminski of $15,933, and (iv) the award of shares under the ESOP valued at $21,903 based on the closing price on the date of award.

(4)	Mr. Kowal's employment commenced in March 2005, thus information presented for him does not reflect a full year.

(5)	For 2005, consists of (i) an accrual of $24,523 under Mr. Bzdek's executive salary continuation agreement, (ii) an employer matching contribution to the 401(k) Plan for Mr. Bzdek of $5,140, (iii) an employer contribution to the Profit Sharing Plan for Mr. Bzdek of $15,993, and (iv) the award of shares under the ESOP valued at $17,538 based on the closing price on the date of award.

(6)	For 2005, consists of (i) an accrual of $12,273 under Mr. Heyer's executive salary continuation agreement, (ii) an employer matching contribution to the 401(k) Plan for Mr. Heyer of $4,609, (iii) an employer contribution to the Profit Sharing Plan for Mr. Heyer of $14,373, and (iv) the award of shares under the ESOP valued at $15,492 based on the closing price on the date of award.

(7)	For 2005, consists of (i) an accrual of $10,937 under Ms. Bringuier's executive salary continuation agreement, (ii) an employer matching contribution to the 401(k) Plan for Ms. Bringuier of $4,324, (iii) an employer contribution to the Profit Sharing Plan for Ms. Bringuier of $15,437 and (iv) the award of shares under the ESOP valued at $14,445 based on the closing price on the date of award.

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              The following table sets forth information concerning options granted under the 2005 Stock Option Plan during the year ended September 30, 2005.

Option Grants in 2005 Fiscal Year

Individual Grants

Name	Number of Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Expiration Date	Grant Date Present Value(1)

Joseph Kliminski	164,899	36%	6.80	1/20/15	$307,045
Richard M. Bzdek	81,582	18%	6.80	1/20/15	$151,905
Eric B. Heyer	74,639	16%	6.80	1/20/15	$138,976
Catherine M. Bringuier	74,639	16%	6.80	1/20/15	$138,976
_________________

(1)	The dollar values listed in this column are based on the Black-Scholes option pricing model, using the following assumptions as of the grant date: (i) dividend yield of 0.00%; (ii) expected life of 5 years; (iii) expected stock price volatility of 22%; and (iv) risk-free interest rate of 3.67.

Option Exercises and Values at September 30, 2005

              The following table sets forth information concerning options held as of September 30, 2005.

Aggregated Option Exercises in Last Fiscal Year and Year End Option Values
Name	Shares Acquired on Exercise	Value Realized	Number of Options as Fiscal Year-End (#) Exercisable/ Unexercisable	Value of In-the-Money Options at Fiscal Year-End ($) Exercisable/Unexercisable

Joseph Kliminski	0	N/A	0/164,899	0/$686,487
Richard M. Bzdek	0	N/A	0/81,582	0/$339,628
Eric B. Heyer	0	N/A	0/74,639	0/$310,720
Catherine M. Bringuier	0	N/A	0/74,639	0/$310,720

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               Set forth below is information as of September 30, 2005 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

EQUITY COMPENSATION PLAN INFORMATION

	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders:
2005 Stock Option Plan	694,313	$6.80	---
2005 Restricted Stock Plan	208,293	---	---
Equity compensation plans not approved by security holders:
None	N/A	N/A	N/A

TOTAL	902,606	$5.23	---

Employment Agreements

              The Bank has entered into employment agreements with Mr. Kliminski, Mr. Kowal, Mr. Bzdek, Mr. Heyer and Ms. Bringuier. Mr. Kliminski's, Mr. Kowal's, Mr. Bzdek's, Mr. Heyer's and Ms. Bringuier's current base salaries are $258,750, $225,000, $169,892, $155,328 and $144,130, respectively. Mr. Kliminski's and Mr. Kowal's employment agreements have a term of three years while Mr. Bzdek's, Mr. Heyer's and Ms. Bringuier's agreements have a term of one year. Each of the agreements provides for an annual one-year extension of the term of the agreement upon determination of the Board of Directors that the executive's performance has met the requirements and standards of the Board, so that the remaining term of the agreement continues to be three years, in the case of Mr. Kliminski and Mr. Kowal, and one year, in the case of Mr. Bzdek, Mr. Heyer and Ms. Bringuier. If the Bank terminates Mr. Kliminski or Mr. Kowal without "just cause" as defined in the agreement, they will be entitled to a continuation of their salary from the date of termination through the remaining term of their agreement, but in no event for a period of less than two years. If the Bank terminates Mr. Bzdek, Mr. Heyer or Ms. Bringuier without "just cause" as defined in the agreement, they will be entitled to a continuation of their salary and health and other benefits for not less than six months or more than nine months for Mr. Bzdek and for one year for Mr. Heyer and Ms. Bringuier. Mr. Kliminski's and Mr. Kowal's employment agreements provide that if their employment is terminated without just cause within twenty-four months of a change in control, they will be paid an amount equal to 2.99 times their five-year average annual taxable compensation in a lump sum, subject to reduction for any "excess parachute payments" under the Internal Revenue Code. Mr. Bzdek's, Mr. Heyer's and Ms. Bringuier's employment agreements provide that if their employment is terminated without just cause within twelve months of a change in control, they will be paid an amount equal to 2.0 times their five-year average annual taxable compensation in a lump sum, subject to reduction for any "excess parachute payments" under the Internal Revenue Code. If change in control payments had been made under the agreements as of September 30, 2005, the payments would have equaled approximately $792,311, $674,775, $347,630, $285,919 and $260,667 to Mr. Kliminski, Mr. Kowal, Mr. Bzdek, Mr. Heyer and Ms. Bringuier, respectively.

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Executive Salary Continuation Agreements

              The Bank has implemented executive salary continuation agreements for the benefit of Officers Kliminski, Bzdek, Heyer and Bringuier. The executive salary continuation agreements will provide benefits at age 65 that would be comparable to approximately 50% of Mr. Kliminski's average base salary based upon the average of the three highest out of the last five years of employment, and 30% of average salary for Officers Bzdek, Heyer and Bringuier. The benefits will be paid in equal monthly installments until the death of the participant. If a participant terminates employment prior to age 65, then the retirement benefit equals the then accrued balance of the participant's liability reserve account, and the benefit is paid in equal monthly installments until the death of the participant. Upon disability, the participant will receive the then accrued balance of the participant's liability reserve account, and the benefit is payable either in a lump sum or in 180 monthly installments. Upon a change in control of the Bank, and the participant's termination, the participant will be deemed to reach age 65 and will receive full retirement benefits. As long as the agreement remains in effect, upon the death of a participant, the participant's beneficiary will be paid a death benefit under the terms of the Endorsement Method Split Dollar Life Insurance Agreement between the participant and the Bank.

              For fiscal 2005, we accrued $187,878 under Mr. Kliminski's executive salary continuation agreement, $24,253 under Mr. Bzdek's executive salary continuation agreement, $12,273 under Mr. Heyer's executive salary continuation agreement and $10,937 under Ms. Bringuier's executive salary continuation agreement. These accruals reflect the scheduled accruals under the plan in order for the retirement benefit provided by the plan to be fully accrued at the expected retirement date. The accrual for Mr. Kliminski is higher than that for the other officers due to the fewer number of months left to accrue the full retirement benefit that will be payable to Mr. Kliminski at his expected retirement date and also reflects a higher average base salary for Mr. Kliminski and a higher percentage of the base provided under the plan, 50% versus 30% for the other officers. When the plans were established for each officer, there were 78 months until the expected retirement date for Mr. Kliminski, compared to 196 months, 300 months and 298 months for Officers Bzdek, Heyer and Bringuier. The amounts required to accrue the present value of the retirement benefit provided for each individual are based upon assumptions for discount rate, salary projections and life expectancy. These assumptions are reviewed at least annually and provide the basis upon which monthly benefit accruals are recorded. These accruals are generally recorded in equal amounts from month to month with changes made to these amounts as required by assumption changes.

Compensation Committee Report On Executive Compensation

              The Compensation Committee (the "Committee") has furnished the following report on executive compensation:

              The Compensation Committee of the Company (the "Compensation Committee") consists only of independent directors. The members of the Compensation Committee also serve on the Compensation Committee of the Bank. The Compensation Committee, at the direction of the Board of Directors, has prepared the following report.

              The Compensation Committee is responsible for conducting periodic reviews of the executive compensation of senior executives, including the Chief Executive Officer ("CEO"). The Compensation Committee determines salary levels for senior executives and other officers and amounts of cash bonuses to be distributed to those individuals, if and as appropriate. The Compensation Committee also determines awards under the Company's stock option plan and a restricted stock program.

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              This report is submitted by the Compensation Committee to the Board of Directors of the Company to summarize the Compensation Committee's involvement in the compensation decisions and policies adopted by the Bank and the Company for executive officers generally, and for the Chief Executive Officer, Joseph Kliminski, in particular, during the fiscal year ended September 30, 2005.

              General Policy. The executive compensation practices of the Company and the Bank are designed to reward and to provide an incentive for executives, based on the achievement of corporate and individual goals. Compensation levels for executives are established after considering measures that include, but are not limited to, financial performance of the Company and competitive labor market conditions. Furthermore, qualitative factors such as overall job performance, leadership, teamwork, and community involvement are considered in compensation deliberations. The Compensation Committee utilizes publicly available information to gather information related to compensation practices for executive officers of financial services companies with assets of between $300 million and $800 million located in New Jersey and in the surrounding states of New York and Pennsylvania within approximately 100 miles of Bloomfield, New Jersey. The Compensation Committee has complete access to all necessary Company personnel records, financial reports, and other data.

              Components of Compensation. In evaluating executive compensation, the Compensation Committee concentrates on three fundamental components: salary, incentive bonus compensation and retirement income opportunity.

              Salary levels for senior executives and other officers are reviewed by the Compensation Committee on an annual basis. Salary levels reflect an individual's job responsibilities, experience and performance and the Compensation Committee's analysis of competitive marketplace conditions.

              In the past, incentive bonuses based upon the Bank's Management Incentive Plan ("MIP") have been used to provide cash distributions to executives. MIP compensation considers a variety of factors relating to Company and individual performance in calculating incentive compensation. The specific criteria upon which each MIP participant's awards are based is determined by the Committee. For the fiscal year ended September 30, 2005, the MIP provided bonuses to selected officers of the Bank based upon the Company's return on equity ("ROE") and other performance targets including net loan growth and net deposit growth.

              Another component of the executive compensation strategy of the Company and the Bank is the retirement income opportunity. Presently, such retirement income opportunity involves the Bank's 401K plan and the Bank's Employee Stock Ownership Plan (the "ESOP"). In addition, senior officers of the Bank participate in a Salary Continuation Plan that provides additional retirement income to senior executives of the Bank who retire after attainment of age 65. Such benefit is comprised of a life annuity calculated as a percentage of the average base salary paid during the last three years of employment.

              In addition, during 2005 the Company added stock-based incentive programs as a further enhancement to our retirement income opportunity and long-term compensation strategy. Through the use of such stock-based incentive programs, executives may receive stock options and restricted stock awards that will offer them the possibility of future compensation opportunity depending on the executive's continued employment with the Company and the Bank and the long-term price appreciation of the Company's Common Stock.

              Committee Review of Executive Compensation. In making its recommendations regarding executive compensation during the quarter ending December 31, 2004, the Compensation Committee was influenced by several positive factors. Primary among these were the financial performance of the Company and steps taken by the Company in executing its five year business plan and the significant role of the Company's

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executive officers in bringing it about. Additional accomplishments, less measurable in quantitative form but of equal importance to the Company and the Bank, included advances in strategic direction, strengthened internal controls, and regulatory compliance.

              Based upon these performance factors, the Company's executive officers were awarded salary increases to be effective as of January 1, 2005.

              Compensation of the Chief Executive Officer. In assessing appropriate types and amounts of compensation for the CEO, the Board evaluates both corporate and individual performance. Corporate factors included in such evaluation are: return on average assets, the level of the efficiency ratio, and the market performance of the Common Stock. Individual factors include the CEO's initiative and implementation of successful business strategies; maintenance of an effective management team; and various personal qualities, including leadership, commitment, and professional and community standing.

              After reviewing the Company's 2004 results, as well as his individual contributions, the Compensation Committee concluded that the CEO, Joseph Kliminski, performed with exceptional skill and diligence in 2004. The Company generated earnings and business growth in accordance with the Company's budget and operating plans, and Mr. Kliminski deserves a large measure of the credit for this leadership role in the Company's accomplishments. The Compensation Committee believes that Mr. Kliminski has made significant contributions to the ongoing success of the Company and the Bank, and continues to set the stage for their continued success. Accordingly, Mr. Kliminski's salary was increased by $8,750 or 3.5% from $250,000 to $258,750 effective January 1, 2005.

              For the fiscal year ended September 30, 2004, Mr. Kliminski was awarded an MIP bonus of $70,038 paid in the quarter ended December 31, 2004. The performance criteria for awards under the MIP for Joseph Kliminski included the Company's ROE, net loan growth and net deposit growth. The percentage of Mr. Kliminski's fiscal 2004 MIP attributable to each of these factors were 11% for ROE, 26% for net loan growth and 63% for net deposit growth.

              For the fiscal year ended September 30, 2005, Mr. Kliminski was awarded an MIP bonus of $30,284 paid in the quarter ending December 31, 2005. The performance criteria for awards under the MIP for Joseph Kliminski included the Company's ROE, net loan growth and net deposit growth. The percentage of Mr. Kliminski's fiscal 2005 MIP attributable to each of these factors were 25% for ROE, 31% for net loan growth and 44% for net deposit growth.

              Report delivered by the Compensation Committee: Robert A. Gaccione, H. Joseph North, Stanley Obal, W. George Parker, Vincent S. Rospond and James H. Ward, III.

Stock Performance Graph

              No performance graph is presented for the Company's common stock because it did not commence trading until October 6, 2005 upon completion of the second step conversion.

Compensation Committee Interlocks and Insider Participation

              The Compensation Committee during the year ended September 30, 2005 consisted of Directors Gaccione, North, Obal, Parker, Rospond and Ward. During the year ended September 30, 2005, the Company had no "interlocking" relationships in which (i) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served on the compensation committee of the Company; (ii) an executive officer of the Company served as a director of

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another entity, one of whose executive officers served on the compensation committee of the Company; and (iii) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company. Directors Gaccione and Rospond had certain business relationships with the Company that are described under the caption "Certain Relationships and Related Transactions" in this Proxy Statement.

Certain Relationships and Related Transactions

              Other than as disclosed below, no directors, officers or their immediate family members were engaged in transactions with American Bancorp of New Jersey, Inc., ASB Holding Company, American Bank of New Jersey or any subsidiary involving more than $60,000 (other than through a loan with the Bank) during the fiscal year ended September 30, 2005.

              Director Vincent S. Rospond is the majority stockholder of the law firm of Rospond, Rospond & Conte, P.A., which serves as general counsel to American Bank of New Jersey and to which the Bank paid approximately $35,000 in legal fees during the year ended September 30, 2005. In addition, the Bank engages this law firm in connection with residential loan closings, and fees paid by borrowers in loan closings handled by this law firm totaled approximately $30,000 during fiscal 2005.

              Director Robert A. Gaccione is a senior partner of the law firm of Gaccione, Pomaco & Malanga, P.C. to which the Bank paid approximately $49,000 in legal fees during the year ended September 30, 2005. In addition, the Bank engages this law firm in connection with commercial loan closings, and fees paid by borrowers in loan closings handled by this law firm totaled approximately $20,000 during fiscal 2005.

              Management believes that the transactions described above were on terms at least as favorable to the Bank as it would have received in transactions with an unrelated party.

              The Bank makes loans to its officers, directors and employees in the ordinary course of business. The application fee is waived for mortgages to officers and employees on single-family owner-occupied homes or second homes. The Bank also reduces its application fee for mortgages on two- to four-family owner-occupied homes by the amount of the application fee for single family home mortgages and reduces its modification fee for one- to four-family owner-occupied home mortgages or second home mortgages by the amount of the application fee for single family home mortgages. Other than these application fee waivers and reductions to officers and employees, these loans are on substantially the same terms and conditions as those of comparable transactions prevailing at the time with other persons. These loans also do not include more than the normal risk of collectibility or present other unfavorable features.

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PROPOSAL 2

APPROVAL OF AMERICAN BANCORP OF NEW JERSEY, INC.
2006 EQUITY INCENTIVE PLAN

Purpose

              The purpose of the American Bancorp of New Jersey, Inc. 2006 Equity Incentive Plan ("Incentive Plan") is to promote the long-term success of American Bancorp of New Jersey, Inc. and increase shareholder value by:

    attracting and retaining key employees and directors;

    encouraging directors and key employees to focus on long-range objectives; and

    further linking the interests of directors, officers and employees directly to the interests of the shareholders.

              The 2005 Stock Option Plan and 2005 Restricted Stock Plan have served these purposes well; however, all available awards have been granted under these plans. The 2006 Incentive Plan is similar in purpose to these plans, and, if approved by shareholders, will allow American Bancorp of New Jersey, Inc. to continue to be able to attract, motivate and retain the most qualified management and other personnel and link the interests of directors, officers and employees with the interests of shareholders. In furtherance of these objectives, our Board of Directors has adopted the Incentive Plan, subject to approval by the shareholders at this meeting.

              The Incentive Plan will allow American Bancorp of New Jersey, Inc. to grant or award stock options, stock appreciation rights, restricted stock and restricted stock units to directors, advisory directors, officers and other employees of American Bancorp of New Jersey, Inc. or the Bank. The Incentive Plan will become effective as of the date it is approved by the shareholders.

              A summary of the Incentive Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the Incentive Plan, a copy of which is attached to this document as Appendix C. We believe the Incentive Plan complies with the requirements of the Office of Thrift Supervision. The Office of Thrift Supervision does not endorse or approve the Incentive Plan in any manner.

              If this plan is approved, and awards are granted under the plan, it may have a dilutive effect on American Bancorp of New Jersey, Inc.'s stockholders and will impact American Bancorp of New Jersey, Inc.'s net income and stockholders' equity, although the actual results cannot be determined until the plan is implemented.

Administration of the Incentive Plan

              The Incentive Plan will be administered by a committee of the Board of Directors of American Bancorp of New Jersey, Inc., consisting of at least two members, each of whom must be a "Non-Employee Director" and an "Outside Director," as those terms are described in the Incentive Plan (the "Incentive Plan Committee"). The Incentive Plan Committee will:

    select persons to receive stock options, stock appreciation rights and restricted stock awards from among the eligible participants;

    determine the types of awards and the number of shares to be awarded to participants;

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    set the terms, conditions and provisions of the stock options or stock appreciation rights and restricted stock awards consistent with the terms of the Incentive Plan; and

    establish rules for the administration of the Incentive Plan.

The Incentive Plan Committee has the power to interpret the Incentive Plan and to make all other determinations necessary or advisable for its administration.

              In granting awards under the Incentive Plan, the Incentive Plan Committee will consider, among other factors, the position and years of service of the individual, the value of the individual's services to American Bancorp of New Jersey, Inc. and its subsidiaries and the added responsibilities of these individuals as employees, directors and officers of a public company.

Number of Shares That May Be Awarded

              The aggregate number of shares of common stock of American Bancorp of New Jersey, Inc. reserved and available for issuance under the Incentive Plan is 1,081,117, which represents 7.63% of the total outstanding shares. The fair market value of such shares is $11,784,175, based on the closing price of the common stock of American Bancorp of New Jersey, Inc. on March 29, 2006. Only shares actually issued to participants or retained or surrendered to satisfy tax withholding obligations for awards under the Incentive Plan count against this total number of shares available under the Incentive Plan. The 1,081,117 shares of American Bancorp of New Jersey, Inc. common stock available under the Incentive Plan are subject to adjustment in the event of certain business reorganizations.

              The Incentive Plan provides for the use of authorized but unissued shares or treasury shares to fund awards. Treasury shares are previously issued shares of American Bancorp of New Jersey, Inc. common stock that are no longer outstanding as a result of having been repurchased or otherwise reacquired by the company. We intend to fund awards under the Incentive Plan with treasury shares to the extent available. To the extent we use authorized but unissued shares, rather than treasury shares, to fund awards under the plan, the awards will have the effect of diluting the holdings of persons who own our common stock. Assuming all awards under the Incentive Plan are awarded and exercised through the use of authorized but unissued common stock, current shareholders would be diluted by approximately 7.09%.

              Under the Incentive Plan, the Incentive Plan Committee may grant stock options and stock appreciation rights that, upon exercise, result in the issuance of 722,633 shares of American Bancorp of New Jersey, Inc. common stock. This amount represents 5.10% of the amount of American Bancorp of New Jersey, Inc. common stock currently outstanding. The Incentive Plan also provides that no person may be granted stock options and stock appreciation rights with respect to more than 180,658 shares of American Bancorp of New Jersey, Inc. common stock.

              Under the Incentive Plan, the Incentive Plan Committee may grant restricted stock and restricted stock units for an aggregate of 358,484 shares of American Bancorp of New Jersey, Inc. common stock. This amount represents 2.53% of the amount of shares outstanding. The Incentive Plan also provides that no person may be granted restricted stock or restricted stock units for more than 89,621 shares of American Bancorp of New Jersey, Inc.

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Eligibility to Receive Awards

              The Incentive Plan Committee may grant awards under the Incentive Plan to directors, advisory directors, officers and employees of American Bancorp of New Jersey, Inc. and its subsidiaries. The Incentive Plan Committee will select persons to receive awards among the eligible participants and determine the number of shares for each award granted. There are currently 80 individuals who are eligible to receive awards under the Incentive Plan.

Terms and Conditions of Awards Under the Incentive Plan

              Stock Options. The Incentive Plan Committee may grant stock options to purchase shares of American Bancorp of New Jersey, Inc. common stock at a price that is not less than the fair market value of the common stock on the date the option is granted. The fair market value is the last sale price as quoted on the NASDAQ National Market.

              Stock options may not be exercised later than 10 years after the grant date. Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the Incentive Plan to officers and employees may be designated as "incentive stock options." Incentive stock options may not be exercised later than 10 years after the grant date. Options that are not designated and do not otherwise qualify as incentive stock options are referred to in this document as "non-qualified stock options."

              The Incentive Plan Committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the forms in which, payment of the exercise price with respect to the stock option may be made. Except as described under "Acceleration of Vesting," all stock options granted must vest over at least five years. Unless otherwise determined by the Incentive Plan Committee or set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for one year for terminations due to death or disability and three months for other terminations, or until the expiration of the stock option by its terms if sooner.

              Stock options granted and outstanding will require an expense accrual by American Bancorp of New Jersey, Inc. each quarter based on the anticipated value of the options. This valuation is based on a number of factors, including the vesting period for the options, the exercise price and the fair market value of the common stock.

              Stock Appreciation Rights. The Incentive Plan Committee may grant stock appreciation rights, which give the recipient of the award the right to receive the excess of the market value of the shares represented by the stock appreciation rights on the date exercised over the exercise price. The exercise price may not be less than the fair market value of the common stock on the date the right is granted. Upon the exercise of a stock appreciation right, the holder will receive the amount due in shares of American Bancorp of New Jersey, Inc. common stock. Stock appreciation rights may be related to stock options ("tandem stock appreciation rights"), in which case the exercise of one award will reduce to that extent the number of shares represented by the other award. Stock appreciation rights may not be exercised later than 10 years after the grant date.

              Unless otherwise determined by the Incentive Plan Committee or set forth in the written award agreement evidencing the grant of the stock appreciation right, upon termination of service of the participant for any reason other than for cause, all stock appreciation rights then currently exercisable by the participant

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shall remain exercisable for one year for terminations due to death or disability and three months for other terminations, or until the expiration of the stock appreciation right by its terms if sooner.

              The Incentive Plan Committee will determine the time or times at which a stock appreciation right may be exercised in whole or in part; however, except as described under "Acceleration of Vesting," all rights granted must vest over at least a five years.

              Stock appreciation rights will require an expense accrual by American Bancorp of New Jersey, Inc. each year for the appreciation on the stock appreciation rights that it anticipates will be exercised. The amount of the accrual is dependent upon whether, and the extent to which, the stock appreciation rights are granted and the amount, if any, by which the market value of the stock appreciation rights exceeds the exercise price.

              Restricted Stock Awards. The Incentive Plan Committee is authorized to grant restricted stock, which are shares of American Bancorp of New Jersey, Inc. common stock subject to forfeiture and limits on transfer until the shares vest, and restricted stock units, which are rights to receive shares of American Bancorp of New Jersey, Inc. common stock subject to similar limits as on restricted stock.

              The Incentive Plan Committee will establish a restricted period of at least five years, subject to acceleration as described under "Acceleration of Vesting," during which, or at the expiration of which, the restricted stock awards vest and shares of common stock awarded shall no longer be subject to forfeiture or restrictions on transfer.

              During the vesting period the recipient of restricted stock will have all the rights of a shareholder, including the power to vote and the right to receive dividends with respect to those shares. No such rights apply to restricted stock units, until shares are issued for those units. Shares of restricted stock and restricted stock units generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.

              The Incentive Plan Committee has the right to determine any other terms and conditions, not inconsistent with the Incentive Plan, upon which a restricted stock award shall be granted.

Acceleration of Vesting

              Upon a change in control of American Bancorp of New Jersey, Inc. or upon the termination of the award recipients' service due to death or disability, all unvested awards under the Incentive Plan vest as of the date of that change in control or termination.

              Subject to compliance with applicable OTS regulations, the Incentive Plan Committee also has the authority, in its discretion, to accelerate the time at which any or all of the restrictions will lapse with respect to any awards, or to remove any or all of such restrictions, whenever it may determine that this action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the grant date.

Forfeiture of Awards

              If the holder of an unvested award terminates service other than due to death, disability or a change in control, the unvested award will be forfeited by the holder. Upon any termination of service for cause, all stock options or stock appreciation rights not previously exercised shall be immediately forfeited by the holder.

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Transferability of Awards

              Stock options, stock appreciation rights and unvested restricted stock awards may be transferred upon the death of the holder to whom it was awarded, by will or the laws of inheritance. Stock options and stock appreciation rights may be transferred during the lifetime of the holder to whom it was awarded only pursuant to a qualified domestic relations order.

Amendment and Termination of the Incentive Plan

              The Incentive Plan shall continue in effect for a term of 10 years, after which no further awards may be granted. The board of directors may at any time amend, suspend or terminate the Incentive Plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Shareholder approval will generally be required with respect to an amendment to the Incentive Plan that will: (i) increase the aggregate number of securities that may be issued under the plan, except as specifically set forth under the plan; (ii) materially increase the benefits accruing to participants under the Incentive Plan; (iii) materially change the requirements as to eligibility for participation in the Incentive Plan; or (iv) change the class of persons eligible to participate in the Incentive Plan. No amendment, suspension or termination of the Incentive Plan, however, will impair the rights of any participant, without his or her consent, in any award already granted.

Federal Income Tax Consequences

              Under current federal tax law, non-qualified stock options granted under the Incentive Plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to American Bancorp of New Jersey, Inc. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their cost is taxable to the optionee as compensation income and is generally deductible by American Bancorp of New Jersey, Inc. The optionee's tax basis for the shares is the market value of the shares at the time of exercise.

              Neither the grant nor the exercise of an incentive stock option under the Incentive Plan will result in any federal tax consequences to either the optionee or American Bancorp of New Jersey, Inc., although the difference between the market price on the date of exercise and the exercise price is an item of adjustment included for purposes of calculating the optionee's alternative minimum tax. Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain. If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the exercise price and the sale price will be taxed as ordinary income and American Bancorp of New Jersey, Inc. will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable holding period is satisfied. If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option. The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.

              The exercise of a stock appreciation right will result in the recognition of ordinary income by the recipient on the date of exercise in an amount of cash and/or the fair market value on that date of the shares acquired pursuant to the exercise. American Bancorp of New Jersey, Inc. will be entitled to a corresponding deduction.

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              Recipients of shares granted under the Incentive Plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine the fair market value on the date of the grant of the restricted stock. Recipients of shares granted under the Incentive Plan will also recognize ordinary income equal to their dividend or dividend equivalent payments when these payments are received.

Proposed Awards Under the Incentive Plan

              The following table presents information with respect to the number of options and shares of common stock anticipated to be granted by the Incentive Plan Committee under the Incentive Plan. These awards are subject to approval of the Incentive Plan by our shareholders at the annual meeting. Awards under the Incentive Plan are granted at no cost to the recipient. Payment in full of the option exercise price, however, must be made upon exercise of any option. The dollar value of the shares set forth in the table below is based on $10.90 per share, the closing sales price on The Nasdaq Stock Market on March 29, 2006, the latest practicable date available prior to mailing this proxy statement. The market price of American Bancorp of New Jersey, Inc. common stock may fluctuate between the date of this document and the annual meeting. Fluctuations in the market price of American Bancorp of New Jersey, Inc. common stock will result in an increase or decrease in the value of the American Bancorp of New Jersey, Inc. shares to be received by the individuals listed in the following table.

NEW PLAN BENEFITS
INCENTIVE PLAN

Name and Position	Dollar Value of Options ($)(1)	Number of Options to be Granted	Dollar Value of Shares ($)(2)	Number of Shares to be Granted(3)

W. George Parker, Chairman(4)	N/A	36,132(5)	$195,372	17,924
James H. Ward, III, Vice Chairman	N/A	36,132(5)	$195,372	17,924
Robert A. Gaccione, Director	N/A	36,132(5)	$195,372	17,924
H. Joseph North, Director(4)	N/A	36,132(5)	$195,372	17,924
Stanley Obal, Director	N/A	36,132(5)	$195,372	17,924
Vincent S. Rospond, Director	N/A	36,132(5)	$195,372	17,924
Joseph Kliminski, Chief Executive Officer and Director	N/A	158,979(6)	$859,650	78,867
Fred G. Kowal, President, Chief Operating Officer and Director	N/A	158,979(6)	$859,650	78,867
Richard M. Bzdek, Executive Vice President and Secretary	N/A	50,584(6)	$273,525	25,094
Eric B. Heyer, Senior Vice President, Treasurer and Chief Financial Officer	N/A	72,262(6)	$390,743	35,848
Catherine M. Bringuier, Senior Vice President and Chief Lending Officer	N/A	65,037(6)	$351,678	32,264
Executive Group	N/A	505,841	$2,735,246	250,940
Non-Executive Director Group	N/A	216,792	$1,172,232	107,544
Non-Executive Officer Employee Group	---	---	---	---

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(1)	The exercise price of these options will be equal to the fair market value of the common stock on the date of shareholder approval of the Incentive Plan. Thus, on the date of shareholder approval, the options will have zero value. The exact dollar value of the options will equal the difference between the exercise price of the options and

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the market price of the common stock on the date of exercise of an option. Accordingly, the exact dollar value is not presently determinable.

(2)	These values are based on the last reported sales price of the common stock on March 29, 2006, which was $10.90 per share. The exact dollar value of the common stock granted will equal the market price of the common stock on the date of vesting of the awards.

(3)	All restricted share awards presented will be earned at the rate of 20% on the one year anniversary of the date of the award and 20% annually thereafter on the anniversary of the date of the award. All awards become immediately 100% vested upon death, disability or a change in control of the Company or the Bank (as defined in the Incentive Plan). Restricted share awards continue to vest during periods of service as an employee, director or director emeritus.

(4)	Nominee for election as a director of the Company.

(5)	Options awarded to directors are first exercisable at the rate of 20% on the one year anniversary of the date of the award and 20% annually thereafter on the anniversary date of the award during the period of service as a director or director emeritus, and will remain exercisable for a period ending ten years from the date of grant without regard to continued service as a director or director emeritus. Upon disability, death, or a change in control of the Company or the Bank, these awards will be 100% exercisable.

(6)	Options awarded to employees will be exercisable as follows: options awarded at the time of stockholder approval are first exercisable at the rate of 20% on the one year anniversary of the date of the award and 20% annually thereafter on the anniversary date of the award during periods of continued service as an employee, director or director emeritus. These awards will be 100% exercisable in the event of death, disability, or upon a change in control of the Company or the Bank. Options awarded to employees continue to be exercisable during continued service as an employee, director or director emeritus. Options not exercised within three months of termination of service as an employee will thereafter be deemed non-incentive stock options.

Vote Required for Approval

              The affirmative vote of a majority of the votes eligible to be cast at the meeting is required to approve the Incentive Plan.

Your Board of Directors recommends that you vote "FOR" this proposal.

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT AUDITORS

              The Audit Committee has appointed Crowe Chizek and Company LLC, as the independent public accounting firm to audit the Company's financial statements for the fiscal year ending September 30, 2006. In making its determination to appoint Crowe Chizek as the Company's independent auditors for the 2006 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by Crowe Chizek, other than audit services, is compatible with maintaining the independence of the outside accountants. Our shareholders are asked to ratify this appointment at the annual meeting. If the appointment of Crowe Chizek is not ratified by the shareholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of Crowe Chizek.

              A representative of Crowe Chizek is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

               THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE CHIZEK AND COMPANY LLC AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2006.

SHAREHOLDER PROPOSALS

              In order to be eligible for inclusion in American Bancorp of New Jersey, Inc.'s proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at American Bancorp of New Jersey, Inc.'s main office at 365 Broad Street, Bloomfield, New Jersey, no later than December 20, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended. If a proposal does not meet the above requirements for inclusion in the Corporation's proxy materials, but otherwise meets the Corporation's eligibility requirements to be presented at the next annual meeting of shareholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Corporation's main office no later than 60 days before the anniversary date of this annual meeting of shareholders.

OTHER MATTERS

              We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

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APPENDIX A

AMERICAN BANCORP OF NEW JERSEY, INC.
AUDIT COMMITTEE CHARTER

This Audit Committee Charter has been adopted by the Board of Directors of American Bancorp of New Jersey, Inc. (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence: Organization

The Committee's primary role is to oversee (i) the accounting and financial reporting processes of the Company and (ii) the audits of the Company's financial statements, The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, The Committee is also directly responsible for the resolution of disagreements regarding financial reporting between management and the independent auditor. The independent auditor must report directly to the Committee. The Committee may also have such other duties as may from time to time be assigned to it by the Board.

The Committee shall maintain free and open communication with the independent auditor, the internal auditor and management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee shall be directly responsible for the appointment, compensation and oversight of the Company's internal auditor.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

The Committee shall meet 4 times a year, or more frequently as the Committee considers necessary. At least once a year the Committee shall have separate private meetings with the independent auditor, management and the internal auditor.

Composition of Committee

The membership of the Committee shall consist of at least three directors.

Each Committee member shall meet the independence and financial literacy requirements for serving on audit committees as set forth in the Rules of the Nasdaq Stock Market as may be modified or supplemented or rules of another applicable stock exchange if the Company's securities are not traded on Nasdaq.

Independence. Each Committee member shall be an independent director as defined by Nasdaq Rule 4200(a)(15). An independent director for purposes of Rule 4200(a)(15) means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

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(A)	a director who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company;

(B)	a director who accepted or who has a family member (as defined by Nasdaq Rules) who accepted any payments from the Company or any parent or subsidiary of the Company in. excess of $60,000 during the current or any of the past three fiscal years, other than the following:

(i) compensation for Board or Board committee service;

(ii) payments arising solely from investments in the Company's securities;

(iii) compensation paid to a family member who is a non-executive employee of the Company or a parent or subsidiary of the company; or

(iv) benefits under a tax-qualified retirement plan, or non-discretionary compensation.

(C)	a director who is a family member of an individual who is, or at any time during the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer;

(D)	a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i) Payments arising solely from investments in the Company's securities; or

(ii) payments under non-discretionary charitable contribution matching programs.

(E)	a director of the listed company who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity; or

(F)	a director who is, or has a family member who is, a current partner of the Company's independent auditor, or was a partner or employee of the Company's independent auditor who worked. on the Company's audit at any time during any of the past three years.

Each Committee member shall be independent as such term is defined by Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. In order to be considered to be independent for purposes of Rule 10A-3(b)(1), each Committee member may not, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board committee:

(A)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary of the Company, provided that, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service); or

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(B)	Be an affiliated person of the Company or any subsidiary of the Company. An affiliated person for this purpose is a person who is the beneficial owner, directly or indirectly, of more than 10% of the Company's outstanding common stock.

Additionally, Committee members may not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

Financial Literacy. Each Committee member must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. Additionally, at least one Committee member may be designated annually by the Board as an "audit committee financial expert," as the SEC defines that term and as the Board interprets such qualification in its business judgment, consistent with such definition. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter.

Responsibilities

Although the Committee may wish to consider other duties from time to time and may also have such other duties as may be assigned to it by the Board, the general recurring activities of the Committee in carrying out its oversight role are described below.

The Committee's responsibilities are to:

    Select and appoint the registered public accounting firm to be appointed as the independent auditor of the Company.

    Review and discuss with the independent auditor its audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the independent auditor with respect to interim periods.

    Review and discuss the written statement from the independent auditor of the Company concerning any relationships between the independent auditor and the Company or any other relationships that may adversely affect the independence of the independent auditor and, based on such review, assess the independence of the independent auditor.

    Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor.

    Review and discuss with management and the independent auditor the financial statements of the Company, including an analysis of the independent auditor's judgment as to the quality of the Company's accounting principles.

    Recommend to the Board of Directors whether, based on the review and discussions described in the paragraphs above, the financial statements should be included in the Company's Annual Report on Form 10-K.

    On a quarterly basis, inquire of management as to any material off-balance-sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that have a material current or future effect on financial condition, changes in financial condition, results of operations liquidity, capital resources, or significant components of revenues or expenses.

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    Review and discuss with management and the independent auditor the adequacy of the Company's internal controls.

    Review and discuss with management and the independent auditor the accounting policies which may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company's financial reports.

    Establish policies and procedures for the engagement of the independent auditor to provide non-audit services, and consider whether the independent auditor's performance of non-audit services is compatible with the independent auditor's independence.

    Review material pending legal proceedings involving the Company and other contingent liabilities.

    Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

    Establish procedures for the confidential, anonymous submission by employees of the Company or any subsidiary of the Company of concerns regarding questionable accounting or auditing matters.

    Conduct a review of all related-party transactions for potential conflict of interest situations and, as appropriate, approve such transactions. For this purpose, related parry transactions includes any transaction or business relationship between the Company or subsidiary of the Company and any director, officer or employee of the Company or subsidiary of the Company (including transactions or business relationships with an immediate family member of any director, officer or employee).

    Establish guidelines to coordinate the procedures of the Committee with the Company's Disclosure Committee responsible for overseeing the accuracy of the Company's filings under the Exchange Act.

The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditor have more resources and time, and more detailed knowledge and information regarding the Company's accounting and auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

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Outside Advisors and Funding

The Committee shall have the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist in the full performance of its functions. The Company shall provide for funding, in an amount determined to be appropriate by the Committee, to compensate such outside counsel, experts, and other advisors.

The Company shall provide for funding, in an amount determined to be appropriate by the Committee, for compensation of the any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

Investigations

The Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist it in the conduct of any investigation.

Adopted on July 19, 2005

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APPENDIX B

AMERICAN BANCORP OF NEW JERSEY, INC.

NOMINATING COMMITTEE CHARTER

This Nominating Committee Charter (the "Charter") has been adopted by the Board of Directors of American Bancorp of New Jersey, Inc. (the "Company"). The Nominating Committee of the Board (the "Committee") shall review and reassess this Charter annually and recommend any proposed changes to the Board of Directors for approval.

I.    Statement of Purpose

The Committee's purpose is to seek and recommend qualified persons for the Board's approval as the Board's nominees for election or appointment to the Company's Board of Directors. The Committee may also have such other duties as may from time to time be assigned to it by the Board.

II.    Membership

The membership of the Committee shall consist of at least three directors, whose directorships are not up for election at the next annual meeting of stockholders of the Company and who are independent directors. Applicable laws and regulations, including the regulations of the Nasdaq Stock Market, as they may be amended from time to time, will be followed in evaluating a director's independence. The Chairman of the Board of Directors shall annually appoint the directors to serve on the Committee.

One member of the Committee shall be appointed as Chair. The Chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board of Directors.

III.    Responsibilities

Although the Committee may consider other duties from time to time, the general recurring activities of the Committee in carrying out its nominating function are described below. The responsibilities of the Committee shall include, but not be limited to:

    Identify, recruit and interview qualified individuals to be the Board's nominees for election or appointment to the Board of Directors.

    Annually present to the Board the names of individuals recommended for selection by the Board as the Board's nominees.

    Any other duties or responsibilities expressly delegated to the Committee by the Board of Directors from time to time.

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IV.    Nomination/Appointment Policy

               The Committee believes that it is in the best interest of the Company and its shareholders to obtain highly qualified persons to serve as members of the Board of Directors. The Committee will seek nominees with excellent decision-making ability, business experience, personal integrity and reputation, and who are knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

               The Committee's process for identifying and evaluating potential nominees will include soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, American Bank of New Jersey (the "Bank"). Additionally, the Committee may consider persons recommended by shareholders of the Company and the Committee's evaluation of such persons will not differ from the manner of evaluation of persons recommended by directors or officers of the Company or the Bank.

               To be considered in the Committee's selection of its nominees, recommendations from shareholders must be received by the Secretary of the Company in writing at least 120 days prior to the date the proxy statement for the immediately preceding annual meeting was first distributed to shareholders. Recommendations are to identify the submitting shareholder, the person recommended for consideration, and the reasons the submitting shareholder believes such person should be considered.

V.    Nomination Procedure

               Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the Committee shall deliver written nominations to the Secretary of the Company at least 20 days prior to the date of the annual meeting.

               No nominations for directors, except those made by the Committee, shall be voted upon at the annual meeting, unless other nominations by shareholders are made in writing and delivered to the Secretary of the Company at least sixty days prior to the anniversary date of the immediately preceding annual meeting. A shareholder's nomination notice shall set forth the information required by Section 15 of Article II of the Company's Bylaws. Nominations made by shareholders must also be accompanied by a certification, under oath before a notary public, by each nominee that he meets the eligibility requirements to be a director as set forth in Article III of the Company's Bylaws.

               Ballots bearing the names of all persons nominated by the Committee and by shareholders shall be provided for use at the annual meeting. Provided that the Committee has delivered written nominations to the Secretary of the Company at least 20 days prior to the date of the annual meeting, no nominations for directors except those made by the Committee shall be voted upon at the annual meeting unless other nominations by shareholders are made in writing and delivered to the secretary of the Company in accordance with the provisions of Article II, Section 15 of the Company's Bylaws.

VI.    Resources and Authority

               The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel and other experts or consultants as it deems appropriate, without seeking approval of the Board of Directors or management. With respect to consultants or search firms used to identify director nominees, this authority shall be vested solely in the Committee.

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VII.    Meetings and Reports

               The Committee shall meet as frequently as the Committee considers necessary and no less than once a year. The Committee shall keep regular minutes of its meetings and shall cause them to be recorded in books kept for that purpose in the office of the Company.

VIII.    Publication of Charter

               Pursuant to the rules of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, a copy of this Charter shall be attached as an appendix to the Company's annual meeting proxy statement at least once every three fiscal years.

Adopted on July 19, 2005

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APPENDIX C

AMERICAN BANCORP OF NEW JERSEY, INC.

2006 EQUITY INCENTIVE PLAN

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TABLE OF CONTENTS

i

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ii

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American Bancorp of New Jersey, Inc.
Equity Incentive Plan

ARTICLE I
PURPOSE

Section 1.1 General Purpose of the Plan.

             The purpose of the Plan is to promote the long-term growth and profitability of American Bancorp of New Jersey, Inc., to provide directors, advisory directors, officers and employees of American Bancorp of New Jersey, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in American Bancorp of New Jersey, Inc.

ARTICLE II
DEFINITIONS

             The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

             Affiliate means any "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Section 424(e) and (f) respectively, of the Code.

             Award means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Restricted Stock Award or any other benefit under this Plan.

             Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.

             Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, or to have the right to exercise any Options or Stock Appreciation Rights granted to such Participant that are exercisable, following the Participant's death.

             Board means the Board of Directors of American Bancorp of New Jersey, Inc. and any successor thereto.

             Change in Control means any of the following events:

             (a)             any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board may be cast;

             (b)             as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board;

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             (c)             the stockholders of the Company approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company; or

             (d)             a tender offer or exchange offer for 25% or more of the total outstanding Shares of the Company is commenced (other than such an offer by the Company).

             Code means the Internal Revenue Code of 1986, as amended from time to time.

             Committee means the Committee described in Article IV.

             Company means American Bancorp of New Jersey, Inc., a New Jersey corporation, and any successor thereto.

             Disability means a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. Notwithstanding the above, the term Disability in connection with Incentive Stock Options shall have the meaning specified in Section 22(e)(3) of the Code.

             Effective Date means the date on which the Plan is approved by the stockholders of American Bancorp of New Jersey, Inc.

             Exchange Act means the Securities Exchange Act of 1934, as amended.

             Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.

             Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the Shares due upon exercise of a Stock Appreciation Right is computed.

             Fair Market Value means, with respect to a Share on a specified date:

             (a)             If the Shares are listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the Composite Tape or other comparable reporting system for the exchange or market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

             (b)             If the Shares are not traded on a national securities exchange but are traded on the over-the-counter market, if sales prices are not regularly reported for the Shares for the trading day referred to in clause (a), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

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             (c)             In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

             Family Member means with respect to any Participant:

the lineal ascendants and lineal descendants of such Participant or his spouse, or any one or more of them, or

             (a)             an entity wholly owned by, including, but not limited to, a trust the exclusive beneficiaries of which are, one or more of the lineal ascendants or lineal descendants of such Participant or his spouse, or wholly owned jointly by one or more of them and the Participant.

             Incentive Stock Option means a right to purchase Shares that is granted to an employee of the Company or any Affiliate that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of Section 422 of the Code.

             Non-Qualified Stock Option means a right to purchase Shares that is not intended to qualify as an Incentive Stock Option or does not satisfy the requirements of Section 422 of the Code.

             Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

             Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

             Participant means any director, advisory director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

             Permitted Transferee means, with respect to any Participant, a Family Member of the Participant to whom an Award has been transferred as permitted hereunder.

             Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

             Plan means the American Bancorp of New Jersey, Inc. 2006 Equity Incentive Plan, as amended from time to time.

             Qualified Domestic Relations Order means a Domestic Relations Order that:

             (a)             clearly specifies:

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                          (i)             The name and last known mailing address of the Option Holder and of each person given rights under such Domestic Relations Order;

                          (ii)             the amount or percentage of the Option Holder's benefits under this Plan to be paid to each person covered by such Domestic Relations Order;

                          (iii)             the number of payments or the period to which such Domestic Relations Order applies; and

                          (iv)             the name of this Plan; and

             (b)             does not require the payment of a benefit in a form or amount that is:

                          (i)             not otherwise provided for under the Plan; or

                          (ii)             inconsistent with a previous Qualified Domestic Relations Order.

For the purposes of this Plan, a "Domestic Relations Order" means a judgment, decree or order, including the approval of a property settlement that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments or marital property rights to a spouse, child or other dependent of a Participant.

             Restricted Stock Award means an award of Shares or Share Units pursuant to Article VII.

             Service means, unless the Committee provides otherwise in an Award Agreement, service in any capacity as a director, advisory director, officer or employee of the Company or any Affiliate.

             Share means a share of common stock, par value $.10 per share, of American Bancorp of New Jersey, Inc.

             Share Unit means the right to receive a Share at a specified future date.

             Stock Appreciation Right means the right to receive a payment in Shares measured by the increase in the Fair Market Value of a Share over the Exercise Price of that Stock Appreciation Right.

             Stock Appreciation Right Holder means, at any relevant time with respect to a Stock Appreciation Right, the person having the right to exercise the Stock Appreciation Right.

             Termination for Cause means termination upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates. Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.

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             Vesting Date means the date or dates on which the grant of an Option or Stock Appreciation Right is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable.

ARTICLE III
AVAILABLE SHARES

             Section 3.1 Shares Available Under the Plan.

             Subject to adjustment under Article IX, the maximum aggregate number of Shares representing Awards shall not exceed 1,081,117 Shares. Shares representing tandem Stock Appreciation Rights shall for such purpose only be counted as either Shares representing Options outstanding or Stock Appreciation Rights outstanding, but not as both.

             Section 3.2 Shares Available for Options and Stock Appreciation Rights.

             Subject to adjustment under Article IX and the limitations under Section 3.4 below, the maximum aggregate number of Shares which may be issued upon exercise of Options and Stock Appreciation Rights shall be 722,633 Shares, and the maximum aggregate number of Shares which may be issued upon exercise of Options and Stock Appreciation Rights to any one individual in any calendar year shall be 180,658 Shares.

             Section 3.3 Shares Available for Restricted Stock Awards.

             Subject to adjustment under Article IX and the limitations under Section 3.4 below, the maximum number of Shares which may be issued upon award or vesting of Restricted Stock Awards under the Plan shall be 358,484 Shares and the maximum aggregate number of Shares which may be issued upon award or vesting of Restricted Stock Awards to any one individual in any calendar year shall be 89,621.

             Section 3.4 Additional OTS Restrictions.

             As long as the Plan is subject to OTS regulations as applicable on the Effective Date, subject to adjustment under Article IX, the following additional restrictions shall apply:

             (a)             No Participant shall receive Options and Stock Appreciation Rights with respect to more than 180,658 Shares.

             (b)             No Participant shall receive Restricted Stock Awards with respect to more than 89,621 Shares.

             (c)             No director or advisory director who is not also an employee of the Company or its Affiliates shall receive Options and Stock Appreciation Rights with respect to more than 36,131 Shares, and all such directors and advisory directors as a group shall not receive Options and Stock Appreciation Rights with respect to more than 216,789 Shares.

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             (d)             No director or advisory director who is not also an employee of the Company or its Affiliates shall receive Restricted Stock Awards with respect to more than 17,924 Shares, and all such directors and advisory directors as a group shall not receive Restricted Stock Awards with respect to more than 107,545 Shares.

             (e)             No Award may vest beginning earlier than one year from the Effective Date of the Plan and all Awards shall vest in annual installments of not more than 20% of the total Award.

             Section 3.5 Computation of Shares Issued.

             For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise of an Option or Stock Appreciation Right or in connection with a Restricted Stock Award. Any Award subsequently forfeited, in whole or in part, shall not be considered issued.

ARTICLE IV
ADMINISTRATION

             Section 4.1 Committee.

             (a)             The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board. Each member of the Committee shall be an "Outside Director" within the meaning of Section 162(m) of the Code or a successor rule or regulation, a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an "Independent Director" under the corporate governance rules and regulations imposing independence standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.

             (b)             The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

             (c)             The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

             Section 4.2 Committee Powers.

             Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

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             (a)             to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to Awards to be issued or granted, and the terms and conditions thereof;

             (b)             with the consent of the Participant, to the extent deemed necessary by the Committee, amend or modify the terms of any outstanding Award or accelerate or defer the Vesting Date thereof;

             (c)             to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

             (d)             to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V
STOCK OPTIONS

             Section 5.1 Grant of Options.

             (a)             Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares. An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. Only employees of the Company or its Affiliates may receive Incentive Stock Options.

             (b)             Any Option granted shall be evidenced by an Award Agreement which shall:

                          (i)             specify the number of Shares covered by the Option;

                          (ii)             specify the Exercise Price;

                          (iii)             specify the Exercise Period;

                          (iv)             specify the Vesting Date; and

                          (v)             contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

             Section 5.2 Size of Option.

             Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.

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             Section 5.3 Exercise Price.

             The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

             Section 5.4 Exercise Period.

             The Exercise Period during which an Option may be exercised shall commence on the Vesting Date. It shall expire on the earliest of:

             (a)             the date specified by the Committee in the Award Agreement;

             (b)             the last day of the three-month period commencing on the date of the Participant's termination of Service, other than on account of death, Disability or a Termination for Cause;

             (c)             the last day of the one-year period commencing on the date of the Participant's termination of Service due to death or Disability;

             (d)             as of the time and on the date of the Participant's termination of Service due to a Termination for Cause; or

             (e)             the last day of the ten-year period commencing on the date on which the Option was granted.

An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

             Section 5.5 Vesting Date.

             (a)             The Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.

             (b)             Unless otherwise determined by the Committee and specified in the Award Agreement:

                          (i)             if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Option shall be forfeited without consideration;

                          (ii)             if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant's termination of Service; and

                          (iii)             if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

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             Section 5.6 Additional Restrictions on Incentive Stock Options.

             An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

             (a)             withstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

             (b)             Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the Option was granted or one year from the date the Option was exercised. Such sale shall disqualify the Option as an Incentive Stock Option.

             (c)             The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000.

             (d)             Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.

             Section 5.7 Method of Exercise.

             (a)             Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased. An Option Holder shall exercise an Option to purchase Shares by:

                          (i)             giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

                          (ii)             delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and

                          (iii)             satisfying such other conditions as may be prescribed in the Award Agreement.

             (b)             The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

                          (i)             in cash (by certified or bank check or such other instrument as the Company may accept); or

                          (ii)             if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder for a period of more than six (6) months as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

                          (iii)             by a combination thereof.

Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

             (c)             When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

             Section 5.8 Limitations on Options.

             (a)             An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant's Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

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             (b)             The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

                          (i)             the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

                          (ii)             the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

             (c)             An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

             Section 5.9 Prohibition Against Option Repricing.

             Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option, or to cancel the Option at a time when the Exercise Price is less than the Fair Market Value of the Shares, in exchange for another Option or Award.

ARTICLE VI
STOCK APPRECIATION RIGHTS

             Section 6.1 Grant of Stock Appreciation Rights.

             (a)             Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant a Stock Appreciation Right. A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right. A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates. The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares and the exercise of a related Option shall cancel a tandem Stock Appreciation Right for a like number of Shares.

             (b)             Any Stock Appreciation Right granted shall be evidenced by an Award Agreement which shall:

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                          (i)             specify the number of Shares covered by the Stock Appreciation Right;

                          (ii)             specify the Exercise Price;

                          (iii)             specify the Exercise Period;

                          (iv)             specify the Vesting Date;

                          (v)             specify that the Stock Appreciation Right shall be settled in Shares; and

                          (vi)             contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

             Section 6.2 Size of Stock Appreciation Right.

             Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Stock Appreciation Rights shall be determined by the Committee, in its discretion.

             Section 6.3 Exercise Price.

             The price per Share at which a Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Stock Appreciation Right is granted.

             Section 6.4 Exercise Period.

             The Exercise Period during which a Stock Appreciation Right may be exercised shall commence on the Vesting Date. It shall expire on the earliest of:

             (a)             the date specified by the Committee in the Award Agreement;

             (b)             the last day of the three-month period commencing on the date of the Participant's termination of Service, other than on account of death, Disability or a Termination for Cause;

             (c)             the last day of the one-year period commencing on the date of the Participant's termination of Service due to death or Disability;

             (d)             as of the time and on the date of the Participant's termination of Service due to a Termination for Cause; or

             (e)             the last day of the ten-year period commencing on the date on which the Stock Appreciation Right was granted.

             A Stock Appreciation Right that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

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             Section 6.5 Vesting Date.

             (a)             The Vesting Date for each Stock Appreciation Right Award shall be determined by the Committee and specified in the Award Agreement.

             (b)             Unless otherwise determined by the Committee and specified in the Award Agreement:

                          (i)             if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Award shall be forfeited without consideration;

                          (ii)             if the Participant of a Stock Appreciation Right Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant's termination of Service; and

                          (iii)             if a Change in Control occurs prior to the Vesting Date of a Stock Appreciation Right Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

             Section 6.6 Method of Exercise.

             (a)             Subject to the limitations of the Plan and the Award Agreement, a Participant may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised. A Stock Appreciation Right Holder shall exercise a Stock Appreciation Right by:

                          (i)             giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Stock Appreciation Right; and

                          (ii)             satisfying such other conditions as may be prescribed in the Award Agreement.

             (b)             When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Stock Appreciation Right Holder (or, in the event of his or her death, his or her Beneficiary) of a number of Shares with an aggregate Fair Market Value equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share, times the number of Stock Appreciation Rights exercised. The Person exercising the Stock Appreciation Right shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

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             Section 6.7 Limitations on Stock Appreciation Rights.

             (a)             A Stock Appreciation Right by its terms shall not be transferable by the Stock Appreciation Right Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Qualified Domestic Relations Order, and shall be exercisable, during the life of the Stock Appreciation Right Holder, only by the Stock Appreciation Right Holder or an alternate payee designated pursuant to such a Qualified Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Stock Appreciation Right under the Plan, apply to the Committee for approval to transfer all or any portion of such Stock Appreciation Right which is then unexercised to such Participant's Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Stock Appreciation Right, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Stock Appreciation Right depends on the life, Service or other status of the Participant, such privilege of the Stock Appreciation Right for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

             (b)             The Company's obligation to deliver Shares with respect to a Stock Appreciation Right shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Stock Appreciation Right Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

                          (i)             the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

                          (ii)             the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

             (c)             A Stock Appreciation Right Holder may designate a Beneficiary to receive any Stock Appreciation Right that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Stock Appreciation Right Holder, or in the event that no Beneficiary has been designated, any Stock Appreciation Rights that may be exercised following the Stock Appreciation Right Holder's death shall be transferred to the Stock Appreciation Right Holder's estate. If the Stock Appreciation Right Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Stock Appreciation Right Holder shall be deemed to have survived the Beneficiary.

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             Section 6.8 Prohibition Against Stock Appreciation Right Repricing.

             Except as provided in Section 9.3, neither the Committee nor the Board shall have the right or authority following the grant of a Stock Appreciation Right pursuant to the Plan to amend or modify the Exercise Price of any such Stock Appreciation Right or to cancel the Stock Appreciation Right at a time when the Exercise Price is less than the Fair Market Value of the Shares, in exchange for another Stock Appreciation Right or Award.

ARTICLE VII
RESTRICTED STOCK AWARDS

             Section 7.1 In General.

             (a)             Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:

                          (i)             the number of Shares or Share Units covered by the Restricted Stock Award;

                          (ii)             the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Shares or Share Units;

                          (iii)             the date of grant of the Restricted Stock Award;

                          (iv)             the Vesting Date for the Restricted Stock Award;

                          (v)             as to Restricted Stock Awards awarding Shares, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and

                          (vi)             as to Restricted Stock Awards awarding Share Units, the rights of the Participant with respect to attributes of the Share Units which are the equivalent of dividends and other rights and preferences associated with Shares and the circumstances, if any, prior to the Vesting Date pursuant to which Share Units shall be converted to Shares;

and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

             (b)             All Restricted Stock Awards consisting of Shares shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant and held by the Committee, together with an irrevocable stock power executed by the Participant in favor of the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award. The certificates evidencing the Shares shall at all times prior to the applicable Vesting Date bear the following legend:

The common stock evidenced hereby is subject to the terms of an Award Agreement between Heritage Financial Group and [Name of Participant] dated [Award Date] made pursuant to the terms of the American Bancorp of New Jersey, Inc. 2006 Equity Incentive Plan, copies of which are on file at the executive offices of American Bancorp of New Jersey, Inc. and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.

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or such other restrictive legend as the Committee, in its discretion, may specify.

             (c)             Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and the Shares distributed pursuant to such Award shall be distributable, during the lifetime of the Participant, only to the Participant.

             Section 7.2 Vesting Date.

             (a)             The Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.

             (b)             Unless otherwise determined by the Committee and specified in the Award Agreement:

                          (i)             if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Shares or Share Units shall be forfeited without consideration;

                          (ii)             if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant's Service with the Company; and

                          (iii)             if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the earliest date of the Change in Control.

             Section 7.3 Dividend Rights.

             Unless otherwise set forth in the Award Agreement, any dividends or distributions declared and paid with respect to Shares subject to a Restricted Stock Award, whether or not in cash, or an equivalent amount in the case of a Restricted Stock Award awarding Share Units, shall be paid to the Participant at the same time they are paid to all other shareholders of the Company.

             Section 7.4 Voting Rights.

             Unless otherwise set forth in the Award Agreement, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be exercised by the Participant.

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             Section 7.5 Designation of Beneficiary.

             A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares or Shares distributed in satisfaction of any unvested Share Units that become vested on the date of the Participant's death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant's death shall be paid to the executor or administrator of the Participant's estate.

             Section 7.6 Manner of Distribution of Awards.

             The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VIII
SPECIAL TAX PROVISION

             Section 8.1 Tax Withholding Rights.

             Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

ARTICLE IX
AMENDMENT AND TERMINATION

             Section 9.1 Termination

             The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Awards previously granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.

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             Section 9.2 Amendment.

             The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing or trading requirements imposed by any national securities exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision. To the extent OTS regulations are changed subsequent to the Effective Date, the Board shall have the right but not the obligation, to amend or revise the Plan without shareholder approval to conform to the revised regulations.

             Section 9.3 Adjustments in the Event of Business Reorganization.

             In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

                          (i)             the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants;

                          (ii)             the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and

                          (iii)             the Exercise Price of Options and Stock Appreciation Rights.

             In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

ARTICLE X
MISCELLANEOUS

             Section 10.1 Status as an Employee Benefit Plan.

             This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

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             Section 10.2 No Right to Continued Employment.

             Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as a director, advisory director or employee of the Company. The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.

             Section 10.3 Construction of Language.

             Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

             Section 10.4 Governing Law.

             The Plan shall be construed, administered and enforced according to the laws of the State of New Jersey without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts located in the County or contiguous counties in which the Company's headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

             Section 10.5 Headings.

             The headings of Articles and Sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

             Section 10.6 Non-Alienation of Benefits.

             The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

             Section 10.7 Notices.

             Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three (3) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

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             (a)             If to the Committee:

                             American Bancorp of New Jersey, Inc.
                             365 Broad Street
                             Bloomfield, New Jersey 07003
                             Attention: Corporate Secretary

             (b)            If to a Participant, to such person's address as shown in the Company's records.

             Section 10.8 Approval of Shareholders.

             The Plan shall be subject to approval by the Company's shareholders within twelve (12) months before or after the date the Board adopts the Plan.

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REVOCABLE PROXY
AMERICAN BANCORP OF NEW JERSEY, INC.

PLEASE MARK VOTES AS IN THIS EXAMPLE
ANNUAL MEETING OF SHAREHOLDERS MAY 23, 2006
             The undersigned hereby appoints the members of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of American Bancorp of New Jersey, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at The Wilshire Grand Hotel, 350 Pleasant Valley Way, West Orange, New Jersey, on May 23, 2006, at 9:00 a.m. local time and at any and all adjournments thereof. The Board of Directors recommends a vote "FOR" the listed proposals.

		For	With- hold	For All Except
1.	The election as directors of all nominees listed for a term of three years:
H. Joseph North W. George Parker
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

		For	Against	Abstain
2.	The approval of the American Bancorp of New Jersey, Inc. 2006 Equity Incentive Plan.
3.	The ratification of the appointment of Crowe Chizek and Company LLC as auditors of American Bancorp of New Jersey, Inc. for the fiscal year ending September 30, 2006.
4.	Such other matters that may properly come before the Meeting or any adjournments thereof.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.
Should a director nominee be unable to serve as a director, an event that American Bancorp of New Jersey, Inc. does ot currently anticipate, thepersons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

AMERICAN BANCORP OF NEW JERSEY, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

             This proxy may be revoked at any time before it is voted by delivering to the Secretary of American Bancorp of New Jersey, Inc., on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of American Bancorp of New Jersey, Inc. common stock, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

             The undersigned acknowledges receipt from American Bancorp of New Jersey, Inc., prior to the execution of this Proxy, of the Notice of Annual Meeting, a Proxy Statement and American Bancorp of New Jersey, Inc.'s 2005 Annual Report to Shareholders.

             Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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END